UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of

Registered Management Investment Companies

Investment Company Act File Number: 811-00604

Washington Mutual Investors Fund

(Exact Name of Registrant as Specified in Charter)

6455 Irvine Center Drive

Irvine, California 92618

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (949) 975-5000

Date of fiscal year end: April 30

Date of reporting period: April 30, 2024

Hong T. Le

Washington Mutual Investors Fund

6455 Irvine Center Drive

Irvine, California 92618

(Name and Address of Agent for Service)

ITEM 1 – Reports to Stockholders

Washington Mutual Investors Fund Annual report for the year ended April 30, 2024

We seek to generate
income and find
opportunities to grow
principal through
investment in high-
quality common stocks

The Securities and Exchange Commission has adopted new regulations that will change the content and design of annual and semi-annual shareholder reports beginning in July 2024. Certain types of information, including investment portfolio and financial statements, will not be included in the shareholder reports but will be available online, delivered free of charge upon request, and filed on a semi-annual basis on Form N-CSR.

If you would like to receive shareholder reports and other communications from the fund electronically, you may update your mailing preferences with your financial intermediary or enroll in e-delivery at capitalgroup.com (for accounts held directly with the fund).

Washington Mutual Investors Fund seeks to produce income and to provide an opportunity for growth of principal consistent with sound common stock investing.

This fund is one of more than 40 offered by Capital Group, home of American Funds, one of the nation’s largest mutual fund families. For over 90 years, Capital Group has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class F-2 shares. Class A share results are shown at net asset value unless otherwise indicated. If a sales charge (maximum 5.75%) had been deducted from Class A shares, the results would have been lower. Results are for past periods and are not predictive of results in future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, refer to capitalgroup.com.

Here are the average annual total returns on a $1,000 investment for periods ended March 31, 2024 (the most recent calendar quarter-end):

	1 year	5 years	10 years

Class F-2 shares	26.79%	13.25%	11.58%
Class A shares (reflecting 5.75% maximum sales charge)	19.28	11.70	10.71

For other share class results, refer to capitalgroup.com and americanfundsretirement.com.

The total annual fund operating expense ratios are 0.37% for Class F-2 shares and 0.56% for Class A shares as of the prospectus dated July 1, 2024 (unaudited).

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Refer to capitalgroup.com for more information.

The fund’s 30-day yield as of April 30, 2024, was 1.78% for Class F-2 shares and 1.50% for Class A shares, calculated in accordance with the U.S. Securities and Exchange Commission formula. The Class A share result reflects the 5.75% maximum sales charge.

Refer to the fund prospectus and the Risk Factors section of this report for more information on risks associated with investing in the fund.

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Contents

1	Letter to investors

4	The value of a long-term perspective

6	Investment portfolio

12	Financial statements

35	Board of trustees and other officers

Fellow investors

For the 12 months ended April 30, 2024, Class F-2 shares of Washington Mutual Investors Fund had a total return of 19.57%, which compares to the 22.66% gain of the S&P 500 Index, the fund’s unmanaged benchmark.

Over the past fiscal year, the fund paid four regular dividends totaling approximately 93 cents a share, a special dividend of approximately 14 cents a share, and a capital gains distribution of $2.55 per share.

We’re pleased with the fund’s lifetime average annual total return (since Class A inception on July 31, 1952) of 11.82%. By contrast, the S&P 500 — a market capitalization-weighted index based on the results of approximately 500 widely held common stocks — had a 10.99% average annual total return over the same period.

The economy and markets

Following an unusually challenging year in 2022 for both stocks and bonds, markets bounced back in 2023. The U.S. stock market — as measured by the S&P 500 — posted a strong gain of 22.66% from April 2023 through April 2024.

U.S. equity markets saw strong gains in the fund’s fiscal year ending April 30, 2024, due to robust economic growth and slowing inflation following the U.S. Federal Reserve’s aggressive rate hikes

Results at a glance

For periods ended April 30, 2024, with all distributions reinvested

	Cumulative total returns	Average annual total returns
	1 year	3 years	5 years	10 years	Lifetime (since Class A inception on 7/31/52)

Washington Mutual Investors Fund (Class F-2 shares)*	19.57%	8.89%	11.61%	11.03%	12.03%
Washington Mutual Investors Fund (Class A shares)	19.36	8.68	11.39	10.82	11.82
S&P 500 Index†	22.66	8.06	13.19	12.41	10.99

Past results are not predictive of results in future periods.

*	Class F-2 shares were first offered on August 1, 2008. Class F-2 share results prior to the date of first sale are hypothetical based on the results of the original share class of the fund without a sales charge, adjusted for typical estimated expenses. Please refer to capitalgroup.com for more information on specific expense adjustments and the actual dates of first sale.
†	Source: S&P Dow Jones Indices LLC. S&P 500 Index is a market capitalization-weighted index based on the results of approximately 500 widely held common stocks. The index is unmanaged, and its results include reinvested dividends and/or distributions but do not reflect the effect of sales charges, commissions, account fees, expenses or U.S. federal income taxes. Investors cannot invest directly in an index. There have been periods when the fund has lagged the index.

Washington Mutual Investors Fund	1

in 2022 and 2023. However, the S&P 500 faltered slightly in April due to uncertainty over rate cuts.

Geopolitical tensions weighed on market sentiment at times. The war in Ukraine entered its second year, and the conflicts in the Middle East passed the six-month mark in April 2024. The U.S. Federal Reserve raised interest rates four times in 2023, two of which were during the fund’s reporting period. But the Fed has held rates steady since the last increase in July 2023.

The increases have helped lower inflation from a peak of 9.06% in June 2022 to a low of 3.09% in January 2024. Although inflation has been creeping up and reached 3.48% as of March 2024. Nonetheless, the Fed indicated at its latest meeting, which was outside the fund’s reporting period in May 2024, that they envision three quarter-point rate cuts this year.

All but one of the 11 sectors turned in positive results for the 12 months ended April 30. Communication Services stocks produced the highest return, ending April up by 41.32%, followed by Information Technology and Consumer Discretionary, which returned 37.46% and 24.33%, respectively. Real estate, the only sector posting a loss, was down 0.67%.

A look at the portfolio

Sectors: At the end of the period, the fund’s results from sector positioning fell slightly behind the benchmark S&P 500 Index. Interestingly, while technology stocks were one of the top-performing sectors in the index, the fund’s underweight position in technology contributed to results. A slightly overweight position in utilities was also additive. Underweight positions in communications services and consumer discretionary detracted.

Stocks: Seven of the fund’s top 10 holdings had a positive return for the 12-month period. Broadcom (up 107.55% during the fund’s fiscal year) roared back to overtake Microsoft (up 26.71%) as the fund’s largest holding by market value.

After a particularly challenging 2022, the broader technology sector rebounded throughout 2023 and into 2024 bolstered by advancements in artificial intelligence (AI) that helped drive renewed investor excitement for the sector.

Broadcom is one such benefactor of the AI boom. It was the fund’s largest relative contributor to results in the fiscal year. The company’s strong results were driven by its position as a key supplier of semiconductor products — including those powering AI computing. Its acquisition of VMware in November 2023, marks a step to enhancing its presence in the enterprise software world.

Microsoft rebounded from a challenging 2022 to see its stock price soar 57% in 2023. A key driver of results was revenue from its Microsoft Cloud, which was up 23% year-over-year for the quarter ending March 31, 2024.

In the health care space, Eli Lilly (up 97.32%) reported increased revenues of 26% for the first quarter of 2024, driven by strong sales of their popular GIP/GLP-1 drugs, Mounjaro for diabetes and Zepbound for weight loss. UnitedHealthcare Group (down 1.70%) was hampered by continued elevated medical costs and a cyberattack, posting a loss of $1.22 billion for the quarter. However, the health care giant reported an 8% rise in revenue to $99.8 billion.

Number five holding, insurance provider and professional service firm, Marsh & McLennan (up 10.68%) posted strong revenue of $22.7 billion in 2023, an increase of 10% over the previous year. Starting out the year on a strong note, the company revenue in the first quarter of 2024 was $6.5 billion, an increase of 9% compared to the first quarter of 2023.

Past results are not predictive of results in future periods.

2	Washington Mutual Investors Fund

Among the top-10 holdings, Comcast (down 7.88%), was this year’s biggest detractor. The company has been weighed down by several factors, including slowing growth of the broadband market and subscriber losses in cable TV operations. These factors continue to weigh on the stock price, despite recently beating analysts’ profit and revenue estimates for the first quarter of 2024.

Looking ahead

Washington Mutual Investors Fund strives to produce income and capital appreciation with low volatility over time. By investing primarily in high-quality, dividend paying large-cap stocks, the fund aims to reduce the impact of declining markets, while still participating meaningfully when markets rise.

We continue to believe that the fund’s fundamental, bottom-up investment process in which portfolio managers and analysts seek attractive investments helps investors meet their long-term financial objectives. We would like to take this opportunity to welcome our new shareholders to the fund and to thank current investors for the trust and confidence they’ve placed in Washington Mutual Investors Fund.

We look forward to reporting back to you again in six months.

Cordially,

Alan N. Berro
Co-President

Eric H. Stern
Co-President

June 7, 2024

For current information about the fund, refer to capitalgroup.com.

Past results are not predictive of results in future periods.

Washington Mutual Investors Fund	3

The value of a long-term perspective

Fund results shown are for Class F-2 shares and Class A shares. Class A share results reflect deduction of the maximum sales charge of 5.75% on the $10,000 investment¹; thus, the net amount invested was $9,425.² Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, refer capitalgroup.com.

Class F-2 shares were first offered on August 1, 2008. Class F-2 share results prior to the date of first sale are hypothetical based on the results of the original share class of the fund without a sales charge, adjusted for typical estimated expenses. Please see capitalgroup.com for more information on specific expense adjustments and the actual dates of first sale.

The results shown are before taxes on fund distributions and sale of fund shares.

[1]	As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $25,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.
[2]	The maximum initial sales charge was 8.50% prior to July 1, 1988.
[3]	Assumes a $10,000 investment made in the fund on April 30, 1974.
[4]	Source: S&P Dow Jones Indices LLC. The market index is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

| | 1 year | 5 years | 10 years |
|---|---|---|---|
| **Class F-2 shares** | 19.57% | 11.61% | 11.03% |
| **Class A shares*** | 12.48 | 10.08 | 10.17 |

*Assumes payment of the maximum 5.75% sales charge.*

$4,000,000
2,000,000
1,000,000
400,000
200,000
100,000
40,000
20,000
10,000
8,000
Year ended April 30
1975[3]
1976
1977
1978
1979
1980
1981
1982
1983
1984
1985
1986
1987
1988
1989
1990
1991
1992

4	Washington Mutual Investors Fund

How a hypothetical $10,000 investment has grown

This chart shows how a hypothetical $10,000 investment in Class F-2 and Class A shares of Washington Mutual Investors Fund grew from April 30, 1974, to April 30, 2024. As you can see, the investment grew to $3,562,474 or, $3,060,203 respectively, with all distributions reinvested.

Washington Mutual Investors Fund	5

Investment portfolio April 30, 2024

Sector diversification	Percent of net assets

Largest equity holdings	Percent of net assets
Broadcom	6.95%
Microsoft	6.05
Eli Lilly	2.89
UnitedHealth Group	2.88
Marsh & McLennan	2.25
Alphabet	2.22
Comcast	1.85
Philip Morris International	1.84
JPMorgan Chase	1.71
ASML	1.38

Common stocks 96.09%	Shares	Value (000)
Energy 5.10%
Canadian Natural Resources, Ltd.	19,015,754	$1,441,774
Chevron Corp.	7,234,346	1,166,683
ConocoPhillips	2,018,411	253,553
EOG Resources, Inc.	11,274,560	1,489,708
Exxon Mobil Corp.	17,543,250	2,074,840
Halliburton Co.	31,069,514	1,164,175
HF Sinclair Corp.	1,550,000	84,087
Pioneer Natural Resources Co.	880,572	237,156
Schlumberger NV	13,381,026	635,331
TC Energy Corp.	8,941,462	320,551
		8,867,858

Materials 2.66%
Celanese Corp.[1]	7,771,167	1,193,729
Corteva, Inc.	9,211,894	498,640
Freeport-McMoRan, Inc.	4,500,000	224,730
H.B. Fuller Co.	1,230,675	91,944
Linde PLC	2,883,862	1,271,668
LyondellBasell Industries NV	2,594,524	259,374
Mosaic Co.	5,995,708	188,205
Nucor Corp.	1,993,204	335,915
Rio Tinto PLC (ADR)[2]	4,615,629	313,078
Royal Gold, Inc.	470,000	56,461
Wheaton Precious Metals Corp.	3,870,100	201,787
		4,635,531

Industrials 11.63%
3M Co.	2,545,000	245,618
ABB, Ltd. (ADR)	11,278,636	549,270
AMETEK, Inc.	346,260	60,478
BAE Systems PLC (ADR)	4,873,860	328,352
Boeing Co.[3]	3,298,691	553,652
Broadridge Financial Solutions, Inc.	784,037	151,641
Carrier Global Corp.	8,683,855	533,970
Caterpillar, Inc.	6,578,175	2,200,860
CSX Corp.	22,360,903	742,829
Deere & Co.	1,050,571	411,204
Delta Air Lines, Inc.	5,384,940	269,624
Equifax, Inc.	2,847,102	626,903
FedEx Corp.	1,219,129	319,144
GE Vernova, Inc.[3]	801,684	123,227
General Electric Co.	13,066,805	2,114,471
HEICO Corp.	771,874	160,087
Honeywell International, Inc.	793,239	152,881
Huntington Ingalls Industries, Inc.	114,143	31,610
Ingersoll-Rand, Inc.	3,363,722	313,902
Johnson Controls International PLC	9,179,023	597,279

6	Washington Mutual Investors Fund

Common stocks (continued)	Shares	Value (000)
Industrials (continued)
L3Harris Technologies, Inc.	4,071,528	$871,511
Lockheed Martin Corp.	310,942	144,566
Northrop Grumman Corp.	4,334,197	2,102,216
PACCAR, Inc.	3,611,538	383,220
Paychex, Inc.	8,721,317	1,036,180
Republic Services, Inc.	1,181,932	226,576
Robert Half, Inc.	909,336	62,872
RTX Corp.	21,087,906	2,140,844
Southwest Airlines Co.	10,064,686	261,078
TransUnion	3,226,148	235,509
Union Pacific Corp.	5,583,975	1,324,295
United Parcel Service, Inc., Class B	1,122,176	165,498
Veralto Corp.	3,269,418	306,279
Waste Connections, Inc.	1,728,647	280,196
Waste Management, Inc.	961,236	199,956
		20,227,798

Consumer discretionary 6.36%
Advance Auto Parts, Inc.	261,438	19,080
Amazon.com, Inc.[3]	565,000	98,875
Chipotle Mexican Grill, Inc.[3]	65,713	207,627
D.R. Horton, Inc.	1,998,612	284,782
Darden Restaurants, Inc.[1]	7,934,246	1,217,193
General Motors Co.	18,710,511	833,179
Home Depot, Inc.	6,209,193	2,075,237
Lennar Corp., Class A	1,066,414	161,690
Marriott International, Inc., Class A	1,638,390	386,873
McDonald’s Corp.	1,109,014	302,805
NIKE, Inc., Class B	8,090,123	746,395
Polaris, Inc.	857,924	73,061
Royal Caribbean Cruises, Ltd.[3]	7,360,993	1,027,815
Starbucks Corp.	1,716,849	151,924
TJX Companies, Inc.	5,784,049	544,221
Tractor Supply Co.	2,354,481	642,962
Vail Resorts, Inc.	478,315	90,578
YUM! Brands, Inc.[1]	15,534,978	2,194,315
		11,058,612

Consumer staples 7.99%
Altria Group, Inc.	20,557,024	900,603
British American Tobacco PLC (ADR)	10,470,761	308,050
Bunge Global SA	1,340,000	136,358
Church & Dwight Co., Inc.	3,199,017	345,142
Constellation Brands, Inc., Class A	6,354,622	1,610,642
Costco Wholesale Corp.	561,812	406,134
Danone (ADR)[2]	26,500,957	330,202
Dollar General Corp.	3,134,771	436,329
General Mills, Inc.	6,049,173	426,225
Kenvue, Inc.	6,357,275	119,644
Keurig Dr Pepper, Inc.	54,077,674	1,822,418
Kimberly-Clark Corp.	1,646,142	224,748
Kraft Heinz Co. (The)	17,014,233	656,920
Molson Coors Beverage Co., Class B, restricted voting shares	1,288,459	73,777
Mondelez International, Inc., Class A	10,348,335	744,459
Nestlé SA (ADR)	2,111,826	212,450
Philip Morris International, Inc.	33,665,162	3,196,170
Procter & Gamble Co.	4,864,403	793,871
Reckitt Benckiser Group PLC (ADR)[2]	11,156,039	125,840
Sysco Corp.	5,146,670	382,500
Target Corp.	3,988,435	642,058
		13,894,540

Health care 15.35%
Abbott Laboratories	12,677,265	1,343,410
AbbVie, Inc.	13,463,663	2,189,730
Amgen, Inc.	2,348,161	643,255
AstraZeneca PLC (ADR)	24,533,287	1,861,586
Bristol-Myers Squibb Co.	13,284,671	583,728

Washington Mutual Investors Fund	7

Common stocks (continued)	Shares	Value (000)
Health care (continued)
CVS Health Corp.	21,952,168	$1,486,381
Danaher Corp.	4,958,744	1,222,926
Elevance Health, Inc.	1,687,442	891,948
Eli Lilly and Co.	6,439,173	5,029,638
Gilead Sciences, Inc.	20,530,403	1,338,582
Humana, Inc.	1,393,340	420,914
Johnson & Johnson	2,509,488	362,847
Merck & Co., Inc.	9,122,402	1,178,797
Molina Healthcare, Inc.[3]	517,322	176,976
Novo Nordisk AS, Class B (ADR)	3,942,263	505,832
Pfizer, Inc.	34,028,486	871,810
Regeneron Pharmaceuticals, Inc.[3]	97,711	87,027
Thermo Fisher Scientific, Inc.	607,885	345,716
UnitedHealth Group, Inc.	10,345,876	5,004,300
Vertex Pharmaceuticals, Inc.[3]	2,624,209	1,030,816
Zoetis, Inc., Class A	808,492	128,744
		26,704,963

Financials 15.71%
American Express Co.	1,417,478	331,733
Aon PLC, Class A	1,400,000	394,814
Apollo Asset Management, Inc.	7,095,298	768,989
Arthur J. Gallagher & Co.	2,806,013	658,543
Bank of America Corp.	4,988,989	184,642
BlackRock, Inc.	2,751,410	2,076,324
Blackstone, Inc.	8,808,827	1,027,197
Brookfield Asset Management, Ltd., Class A	8,343,938	318,655
Canadian Imperial Bank of Commerce[2]	4,937,166	230,516
Capital One Financial Corp.	5,486,705	786,958
Carlyle Group, Inc. (The)	4,817,238	215,812
Chubb, Ltd.	5,979,095	1,486,642
Citizens Financial Group, Inc.	6,323,885	215,708
CME Group, Inc., Class A	9,057,231	1,898,758
Discover Financial Services	5,069,930	642,512
Fidelity National Information Services, Inc.	138,200	9,387
Fifth Third Bancorp	7,715,097	281,292
Goldman Sachs Group, Inc.	602,040	256,897
Intercontinental Exchange, Inc.	3,243,913	417,686
JPMorgan Chase & Co.	15,478,726	2,967,891
KKR & Co., Inc.	12,518,221	1,165,071
Marsh & McLennan Companies, Inc.	19,631,123	3,915,035
Mastercard, Inc., Class A	3,494,151	1,576,561
Morgan Stanley	8,867,299	805,505
MSCI, Inc.	174,894	81,464
Nasdaq, Inc.	4,022,260	240,732
PNC Financial Services Group, Inc.	1,176,221	180,268
S&P Global, Inc.	1,524,399	633,891
Truist Financial Corp.	4,751,184	178,407
Visa, Inc., Class A	6,958,849	1,869,216
Wells Fargo & Co.	25,488,429	1,511,974
		27,329,080

Information technology 21.01%
Accenture PLC, Class A	1,033,208	310,903
Analog Devices, Inc.	437,621	87,791
Apple, Inc.	12,086,747	2,058,736
Applied Materials, Inc.	6,678,956	1,326,774
ASM International NV (ADR)	467,047	294,104
ASML Holding NV (ADR)	2,748,442	2,397,933
Broadcom, Inc.	9,296,995	12,088,605
Cadence Design Systems, Inc.[3]	691,827	190,688
Intel Corp.	20,466,612	623,618
KLA Corp.	1,112,392	766,761
Micron Technology, Inc.	1,231,467	139,106
Microsoft Corp.	27,028,199	10,522,889
Motorola Solutions, Inc.	2,659,840	902,085
NetApp, Inc.	3,196,573	326,722
NVIDIA Corp.	652,474	563,750

8	Washington Mutual Investors Fund

Common stocks (continued)	Shares	Value (000)
Information technology (continued)
Oracle Corp.	7,837,170	$891,478
QUALCOMM, Inc.	1,957,116	324,588
Salesforce, Inc.	2,112,496	568,135
SAP SE (ADR)	7,769,386	1,407,890
Synopsys, Inc.[3]	737,187	391,144
Texas Instruments, Inc.	2,037,263	359,414
		36,543,114

Communication services 5.05%
Alphabet, Inc., Class A	7,043,447	1,146,532
Alphabet, Inc., Class C	16,451,917	2,708,644
Comcast Corp., Class A	84,639,974	3,225,629
Deutsche Telekom AG (ADR)	3,791,690	86,830
Electronic Arts, Inc.	843,198	106,935
Meta Platforms, Inc., Class A	2,545,513	1,095,003
Netflix, Inc.[3]	25,909	14,267
Verizon Communications, Inc.	2,611,954	103,146
Walt Disney Co. (The)	2,662,984	295,857
		8,782,843

Utilities 3.38%
CenterPoint Energy, Inc.	9,150,900	266,657
Constellation Energy Corp.	8,169,386	1,519,016
Entergy Corp.	2,032,250	216,780
FirstEnergy Corp.	23,661,559	907,184
NextEra Energy, Inc.	2,138,010	143,183
Public Service Enterprise Group, Inc.	4,500,000	310,860
Sempra	19,247,066	1,378,667
Southern Co. (The)	15,434,093	1,134,406
		5,876,753

Real estate 1.85%
American Tower Corp. REIT	1,102,486	189,143
Equinix, Inc. REIT	713,485	507,366
Extra Space Storage, Inc. REIT	6,726,757	903,269
Prologis, Inc. REIT	2,525,447	257,722
Welltower, Inc. REIT	14,193,388	1,352,346
		3,209,846

Total common stocks (cost: $98,645,331,000)		167,130,938

Convertible stocks 0.03%
Financials 0.03%
Apollo Global Management, Inc., Class A, cumulative convertible preferred shares, 6.75% 7/31/2026	906,818	55,298

Total convertible stocks (cost: $45,341,000)		55,298

Short-term securities 3.68%
Money market investments 3.68%
Capital Group Central Cash Fund 5.37%[1,4]	63,987,193	6,398,719

Money market investments purchased with collateral from securities on loan 0.00%
Capital Group Central Cash Fund 5.37%[1,4,5]	6,590	659
Invesco Short-Term Investments Trust – Government & Agency Portfolio, Institutional Class 5.23%[4,5]	399,878	400
BlackRock Liquidity Funds – FedFund, Institutional Shares 5.18%[4,5]	36,296	36
Dreyfus Treasury Obligations Cash Management, Institutional Shares 5.19%[4,5]	36,296	36
Fidelity Investments Money Market Government Portfolio, Class I 5.20%[4,5]	36,296	36
Goldman Sachs Financial Square Government Fund, Institutional Shares 5.21%[4,5]	36,296	36

Washington Mutual Investors Fund	9

Short-term securities (continued)	Shares	Value (000)
Money market investments purchased with collateral from securities on loan (continued)
Morgan Stanley Institutional Liquidity Funds – Government Portfolio, Institutional Class 5.22%[4,5]	36,296	$36
RBC Funds Trust – U.S. Government Money Market Fund, RBC Institutional Class 1 5.25%[4,5]	36,296	36
State Street Institutional U.S. Government Money Market Fund, Premier Class 5.25%[4,5]	36,296	36
		1,311

Total short-term securities (cost: $6,399,801,000)		6,400,030
Total investment securities 99.80% (cost: $105,090,473,000)		173,586,266
Other assets less liabilities 0.20%		350,084

Net assets 100.00%		$173,936,350

Investments in affiliates1

	Value at 5/1/2023 (000)	Additions (000)	Reductions (000)		Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Value at 4/30/2024 (000)	Dividend or interest income (000)
Common stocks 2.65%
Materials 0.69%
Celanese Corp.	$177,361	$780,851	$2,853		$601	$237,769	$1,193,729	$17,180
Consumer discretionary 1.96%
YUM! Brands, Inc.	1,521,809	640,924	5,565		1,639	35,509	2,194,316	31,495
Darden Restaurants, Inc.	1,005,442	311,105	111,266		2,155	9,757	1,217,193	43,229
							3,411,509
Utilities 0.00%
Constellation Energy Corp.[6]	1,157,210	190,776	1,355,270		863,631	662,669	—	17,983
Total common stocks							4,605,238
Short-term securities 3.68%
Money market investments 3.68%
Capital Group Central Cash Fund 5.37%[4]	5,677,264	17,643,927	16,922,638		801	(635)	6,398,719	299,413
Money market investments purchased with collateral from securities on loan 0.00%
Capital Group Central Cash Fund 5.37%[4,5]	120,900		120,241	[7]			659	—	[8]
Total short-term securities							6,399,378
Total 6.33%					$868,827	$945,069	$11,004,616	$409,300

[1]	Affiliate of the fund or part of the same “group of investment companies” as the fund, as defined under the Investment Company Act of 1940, as amended.
[2]	All or a portion of this security was on loan. The total value of all such securities was $28,650,000, which represented .02% of the net assets of the fund. Refer to Note 5 for more information on securities lending.
[3]	Security did not produce income during the last 12 months.
[4]	Rate represents the seven-day yield at 4/30/2024.
[5]	Security purchased with cash collateral from securities on loan. Refer to Note 5 for more information on securities lending.
[6]	Affiliated issuer during the reporting period but no longer an affiliate at 4/30/2024. Refer to the investment portfolio for the security value at 4/30/2024.
[7]	Represents net activity. Refer to Note 5 for more information on securities lending.
[8]	Dividend income is included with securities lending income in the fund’s statement of operations and is not shown in this table.

10	Washington Mutual Investors Fund

Key to abbreviation(s)

ADR = American Depositary Receipts

REIT = Real Estate Investment Trust

Refer to the notes to financial statements.

Washington Mutual Investors Fund	11

Financial statements

Statement of assets and liabilities at April 30, 2024	(dollars in thousands)

Assets:
Investment securities, at value (includes $28,650 of investment securities on loan):
Unaffiliated issuers (cost: $94,985,724)	$162,581,650
Affiliated issuers (cost: $10,104,749)	11,004,616		$173,586,266
Cash			44,578
Cash denominated in currencies other than U.S. dollars (cost: $2,276)			2,266
Receivables for:
Sales of investments	729,388
Sales of fund’s shares	101,253
Dividends	214,166
Securities lending income	—	*
Other	4		1,044,811
			174,677,921
Liabilities:
Collateral for securities on loan			1,311
Payables for:
Purchases of investments	546,778
Repurchases of fund’s shares	113,013
Investment advisory services	32,229
Services provided by related parties	26,867
Board members’ deferred compensation	16,960
Other	4,413		740,260
Net assets at April 30, 2024			$173,936,350

Net assets consist of:
Capital paid in on shares of beneficial interest			$97,109,454
Total distributable earnings (accumulated loss)			76,826,896
Net assets at April 30, 2024			$173,936,350

*	Amount less than one thousand.

Refer to the notes to financial statements.

12	Washington Mutual Investors Fund

Financial statements (continued)

Statement of assets and liabilities at April 30, 2024 (continued)

(dollars and shares in thousands, except per-share amounts)

Shares of beneficial interest issued and outstanding (no stated par value) —
unlimited shares authorized (2,909,024 total shares outstanding)

	Net assets	Shares outstanding		Net asset value per share
Class A	$80,800,543	1,350,346		$59.84
Class C	1,340,452	22,817		58.75
Class T	14	—	*	59.82
Class F-1	2,126,220	35,719		59.53
Class F-2	32,141,924	537,870		59.76
Class F-3	9,766,980	163,324		59.80
Class 529-A	3,239,879	54,321		59.64
Class 529-C	77,125	1,302		59.22
Class 529-E	104,593	1,768		59.16
Class 529-T	22	—	*	59.83
Class 529-F-1	16	—	*	59.40
Class 529-F-2	394,632	6,596		59.83
Class 529-F-3	142	2		59.82
Class R-1	62,575	1,061		58.96
Class R-2	735,706	12,555		58.60
Class R-2E	110,477	1,859		59.44
Class R-3	1,642,333	27,780		59.12
Class R-4	2,526,324	42,537		59.39
Class R-5E	481,715	8,069		59.70
Class R-5	648,434	10,843		59.80
Class R-6	37,736,244	630,255		59.87

*	Amount less than one thousand.

Refer to the notes to financial statements.

Washington Mutual Investors Fund	13

Financial statements (continued)

Statement of operations for the year ended April 30, 2024	(dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S. taxes of $25,975; also includes $409,300 from affiliates)	$3,685,121
Securities lending income (net of fees)	4,024
Interest from unaffiliated issuers	2,599	$3,691,744
Fees and expenses*:
Investment advisory services	365,620
Distribution services	232,845
Transfer agent services	93,796
Administrative services	48,949
529 plan services	2,093
Reports to shareholders	2,739
Registration statement and prospectus	1,848
Board members’ compensation	4,961
Auditing and legal	441
Custodian	3,962
Other	283	757,537
Net investment income		2,934,207

Net realized gain (loss) and unrealized appreciation (depreciation):
Net realized gain (loss) on:
Investments:
Unaffiliated issuers	11,020,738
Affiliated issuers	868,827
In-kind redemptions	290,541
Currency transactions	(368)	12,179,738
Net unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	12,946,103
Affiliated issuers	945,069
Currency translations	(26)	13,891,146
Net realized gain (loss) and unrealized appreciation (depreciation)		26,070,884

Net increase (decrease) in net assets resulting from operations		$29,005,091

*	Additional information related to class-specific fees and expenses is included in the notes to financial statements.

Statements of changes in net assets
(dollars in thousands)

	Year ended April 30,
	2024	2023
Operations:
Net investment income	$2,934,207	$3,010,744
Net realized gain (loss)	12,179,738	6,378,902
Net unrealized appreciation (depreciation)	13,891,146	(5,681,583)
Net increase (decrease) in net assets resulting from operations	29,005,091	3,708,063

Distributions paid to shareholders	(10,257,462)	(9,407,276)

Net capital share transactions	1,554,663	3,569,038

Total increase (decrease) in net assets	20,302,292	(2,130,175)

Net assets:
Beginning of year	153,634,058	155,764,233
End of year	$173,936,350	$153,634,058

Refer to the notes to financial statements.

14	Washington Mutual Investors Fund

Notes to financial statements

1. Organization

Washington Mutual Investors Fund (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, diversified management investment company. The fund’s investment objective is to produce income and to provide an opportunity for growth of principal consistent with sound common stock investing.

The fund has 21 share classes consisting of six retail share classes (Classes A, C, T, F-1, F-2 and F-3), seven 529 college savings plan share classes (Classes 529-A, 529-C, 529-E, 529-T, 529-F-1, 529-F-2 and 529-F-3) and eight retirement plan share classes (Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6). The 529 college savings plan share classes can be used to save for college education. The retirement plan share classes are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described further in the following table:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 5.75% for Class A; up to 3.50% for Class 529-A	None (except 1.00% for certain redemptions within 18 months of purchase without an initial sales charge)	None
Classes C and 529-C	None	1.00% for redemptions within one year of purchase	Class C converts to Class A after eight years and Class 529-C converts to Class 529-A after five years
Class 529-E	None	None	None
Classes T and 529-T*	Up to 2.50%	None	None
Classes F-1, F-2, F-3, 529-F-1, 529-F-2 and 529-F-3	None	None	None
Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6	None	None	None
*	Class T and 529-T shares are not available for purchase.

Holders of all share classes have equal pro rata rights to the assets, dividends and liquidation proceeds of the fund. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for distribution, transfer agent and administrative services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each share class.

2. Significant accounting policies

The fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP“). These principles require the fund’s investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements. The fund follows the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations — Income, fees and expenses (other than class-specific fees and expenses), realized gains and losses and unrealized appreciation and depreciation are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, transfer agent and administrative services, are charged directly to the respective share class.

Distributions paid to shareholders — Income dividends and capital gain distributions are recorded on the ex-dividend date.

Washington Mutual Investors Fund	15

In-kind redemptions — The fund normally redeems shares in cash; however, under certain conditions and circumstances, payment of the redemption price wholly or partly with portfolio securities or other fund assets may be permitted. A redemption of shares in-kind is based upon the closing value of the shares being redeemed as of the trade date. Realized gains or losses resulting from redemptions of shares in-kind are reflected separately in the fund’s statement of operations.

3. Valuation

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by U.S. GAAP. The net asset value per share is calculated once daily as of the close of regular trading on the New York Stock Exchange, normally 4 p.m. New York time, each day the New York Stock Exchange is open.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities, including depositary receipts, are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed income securities, including short-term securities, are generally valued at evaluated prices obtained from third-party pricing vendors. Vendors value such securities based on one or more of the following inputs: benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads, interest rate volatilities, and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. The Capital Group Central Cash Fund (“CCF”), a fund within the Capital Group Central Fund Series (“Central Funds“), is valued based upon a floating net asset value, which fluctuates with changes in the value of CCF’s portfolio securities. The underlying securities are valued based on the policies and procedures in CCF’s statement of additional information.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by the fund’s investment adviser and approved by the board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security, contractual or legal restrictions on resale of the security, relevant financial or business developments of the issuer, actively traded similar or related securities, dealer or broker quotes, conversion or exchange rights on the security, related corporate actions, significant events occurring after the close of trading in the security, and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The fund’s board of trustees has designated the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Committee”) to administer, implement and oversee the fair valuation process and to make fair value decisions. The Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation team. The Committee reviews changes in fair value measurements from period to period, pricing vendor information and market data, and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews facilitated by the investment adviser’s global risk management group. The Committee reports changes to the fair valuation guidelines to the board of trustees. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

16	Washington Mutual Investors Fund

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. As of April 30, 2024, all of the fund’s investments were classifed as Level 1.

4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the common stocks and other securities held by the fund may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries or companies; overall market changes; local, regional or global political, social or economic instability; governmental, governmental agency or central bank responses to economic conditions; changes in inflation rates; and currency exchange rate, interest rate and commodity price fluctuations.

Economies and financial markets throughout the world are highly interconnected. Economic, financial or political events, trading and tariff arrangements, wars, terrorism, cybersecurity events, natural disasters, public health emergencies (such as the spread of infectious disease), bank failures and other circumstances in one country or region, including actions taken by governmental or quasi-governmental authorities in response to any of the foregoing, could have impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries affected, the value and liquidity of the fund’s investments may be negatively affected by developments in other countries and regions.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance, major litigation, investigations or other controversies related to the issuer, changes in the issuer’s financial condition or credit rating, changes in government regulations affecting the issuer or its competitive environment and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives. An individual security may also be affected by factors relating to the industry or sector of the issuer or the securities markets as a whole, and conversely an industry or sector or the securities markets may be affected by a change in financial condition or other event affecting a single issuer.

Investing in income-oriented stocks — The value of the fund’s securities and income provided by the fund may be reduced by changes in the dividend policies of, and the capital resources available for dividend payments at, the companies in which the fund invests.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses, including models, tools and data, employed by the investment adviser in this process may be flawed or incorrect and may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

5. Certain investment techniques

Securities lending — The fund has entered into securities lending transactions in which the fund earns income by lending investment securities to brokers, dealers or other institutions. Each transaction involves three parties: the fund, acting as the lender of the securities, a borrower, and a lending agent that acts as an intermediary.

Washington Mutual Investors Fund	17

Securities lending transactions are entered into by the fund under a securities lending agent agreement with the lending agent. The lending agent facilitates the exchange of securities between the fund and approved borrowers, ensures that securities loans are properly coordinated and documented, marks-to-market the value of collateral daily, secures additional collateral from a borrower if it falls below preset terms, and may reinvest cash collateral on behalf of the fund according to agreed parameters. The lending agent provides indemnification to the fund against losses resulting from a borrower default. Although risk is mitigated by the collateral and indemnification, the fund could experience a delay in recovering its securities and a potential loss of income or value if a borrower fails to return securities, collateral investments decline in value or the lending agent fails to perform.

The borrower is required to post highly liquid assets, such as cash or U.S. government securities, as collateral for the loan in an amount at least equal to the value of the securities loaned. Investments made with cash collateral are recognized as assets in the fund’s investment portfolio. The same amount is recorded as a liability in the fund’s statement of assets and liabilities. While securities are on loan, the fund will continue to receive the equivalent of the interest, dividends or other distributions paid by the issuer, as well as a portion of the interest on the investment of the collateral. Additionally, although the fund does not have the right to vote on securities while they are on loan, the fund has a right to consent on corporate actions and a right to recall loaned securities to vote. A borrower is obligated to return loaned securities at the conclusion of a loan or, during the pendency of a loan, on demand from the fund.

As of April 30, 2024, the total value of securities on loan was $28,650,000, and the total value of collateral received was $29,497,000. Collateral received includes cash of $1,313,000 and U.S. government securities of $28,184,000. Investment securities purchased from cash collateral are disclosed in the fund’s investment portfolio as short-term securities. Securities received as collateral are not recognized as fund assets. The contractual maturity of cash collateral received under the securities lending agreement is classified as overnight and continuous.

6. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the year ended April 30, 2024, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the year, the fund did not incur any significant interest or penalties.

The fund’s tax returns are generally not subject to examination by federal, state and, if applicable, non-U.S. tax authorities after the expiration of each jurisdiction’s statute of limitations, which is typically three years after the date of filing but can be extended in certain jurisdictions.

Non-U.S. taxation — Dividend and interest income are recorded net of non-U.S. taxes paid. The fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. As a result of rulings from European courts, the fund filed for additional reclaims related to prior years (“EU reclaims”). These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability. During the year ended April 30, 2024, the fund recognized $279,000 in EU reclaims (net of $97,000 in fees and the effect of realized gain or loss from currency translations) and $42,000 in interest related to European court rulings, which is included in dividend income and interest income, respectively, in the fund’s statement of operations. Gains realized by the fund on the sale of securities in certain countries, if any, may be subject to non-U.S. taxes. The fund generally records an estimated deferred tax liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Distributions — Distributions determined on a tax basis may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase and cost of investments sold. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

18	Washington Mutual Investors Fund

During the year ended April 30, 2024, the fund reclassified $639,027,000 from total distributable earnings to capital paid in on shares of beneficial interest to align financial reporting with tax reporting.

As of April 30, 2024, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investments were as follows (dollars in thousands):

Undistributed ordinary income	$400,411
Undistributed long-term capital gains	8,034,054
Gross unrealized appreciation on investments	70,209,403
Gross unrealized depreciation on investments	(1,800,002)
Net unrealized appreciation (depreciation) on investments	68,409,401
Cost of investments	105,176,865

Distributions paid were characterized for tax purposes as follows (dollars in thousands):

	Year ended April 30, 2024				Year ended April 30, 2023
Share class	Ordinary income		Long-term capital gains	Total distributions paid	Ordinary income		Long-term capital gains		Total distributions paid
Class A	$1,289,727		$3,415,650	$4,705,377	$1,356,147		$2,992,013		$4,348,160
Class C	12,914		61,450	74,364	16,073		59,129		75,202
Class T	—	*	1	1	—	*	—	*	—	*
Class F-1	34,325		95,971	130,296	39,132		90,039		129,171
Class F-2	565,839		1,336,514	1,902,353	578,663		1,160,547		1,739,210
Class F-3	178,292		397,074	575,366	173,197		324,883		498,080
Class 529-A	50,866		138,493	189,359	53,968		121,757		175,725
Class 529-C	704		3,684	4,388	937		3,718		4,655
Class 529-E	1,444		4,619	6,063	1,624		4,254		5,878
Class 529-T	—	*	1	1	—	*	1		1
Class 529-F-1	—	*	1	1	—	*	—	*	—	*
Class 529-F-2	6,761		15,849	22,610	6,551		12,740		19,291
Class 529-F-3	—	*	1	1	—	*	1		1
Class R-1	574		2,830	3,404	734		2,776		3,510
Class R-2	6,823		32,541	39,364	7,875		29,177		37,052
Class R-2E	1,244		4,622	5,866	1,370		4,028		5,398
Class R-3	21,734		71,851	93,585	24,436		67,051		91,487
Class R-4	41,487		114,114	155,601	47,794		110,092		157,886
Class R-5E	10,148		24,368	34,516	9,604		18,964		28,568
Class R-5	12,813		30,264	43,077	16,024		32,169		48,193
Class R-6	701,854		1,570,015	2,271,869	703,761		1,336,047		2,039,808
Total	$2,937,549		$7,319,913	$10,257,462	$3,037,890		$6,369,386		$9,407,276

*	Amount less than one thousand.

7. Fees and transactions with related parties

CRMC, the fund’s investment adviser, is the parent company of American Funds Distributors®, Inc. (“AFD”), the principal underwriter of the fund’s shares, and American Funds Service Company® (“AFS”), the fund’s transfer agent. CRMC, AFD and AFS are considered related parties to the fund.

Investment advisory services — The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. These fees are based on a series of decreasing annual rates beginning with 0.342% on the first $3 billion of daily net assets and decreasing to 0.2075% on such assets in excess of $187 billion. For the year ended April 30, 2024, the investment advisory services fees were $365,620,000, which were equivalent to an annualized rate of 0.224% of average daily net assets.

Washington Mutual Investors Fund	19

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are further described below:

Distribution services — The fund has plans of distribution for all share classes, except Class F-2, F-3, 529-F-2, 529-F-3, R-5E, R-5 and R-6 shares. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.25% to 1.00% as noted in this section. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

Share class	Currently approved limits	Plan limits
Class A	0.25%	0.25%
Class 529-A	0.25	0.50
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class R-2E	0.60	0.85
Classes 529-E and R-3	0.50	0.75
Classes T, F-1, 529-T, 529-F-1 and R-4	0.25	0.50

For Class A and 529-A shares, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These share classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limits are not exceeded. As of April 30, 2024, there were no unreimbursed expenses subject to reimbursement for Class A or 529-A shares.

Transfer agent services — The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. Under this agreement, the fund also pays sub-transfer agency fees to AFS. These fees are paid by AFS to third parties for performing transfer agent services on behalf of fund shareholders.

Administrative services — The fund has an administrative services agreement with CRMC under which the fund compensates CRMC for providing administrative services to all share classes. Administrative services are provided by CRMC and its affiliates to help assist third parties providing non-distribution services to fund shareholders. These services include providing in-depth information on the fund and market developments that impact fund investments. Administrative services also include, but are not limited to, coordinating, monitoring and overseeing third parties that provide services to fund shareholders. The agreement provides the fund the ability to charge an administrative services fee at the annual rate of 0.05% of the average daily net assets attributable to each share class of the fund. Currently the fund pays CRMC an administrative services fee at the annual rate of 0.03% of the average daily net assets attributable to each share class of the fund for CRMC’s provision of administrative services.

529 plan services — Each 529 share class is subject to service fees to compensate the Virginia College Savings Plan (“Virginia529”) for its oversight and administration of the CollegeAmerica 529 college savings plan. The fees are based on the combined net assets invested in Class 529 and ABLE shares of the American Funds. Class ABLE shares are offered on other American Funds by Virginia529 through ABLEAmerica®, a tax-advantaged savings program for individuals with disabilities. Virginia529 is not considered a related party to the fund.

The quarterly fees are based on a series of decreasing annual rates beginning with 0.09% on the first $20 billion of the combined net assets invested in the American Funds and decreasing to 0.03% on such assets in excess of $75 billion. The fees for any given calendar quarter are accrued and calculated on the basis of the average net assets of Class 529 and ABLE shares of the American Funds for the last month of the prior calendar quarter. For the year ended April 30, 2024, the 529 plan services fees were $2,093,000, which were equivalent to 0.058% of the average daily net assets of each 529 share class.

20	Washington Mutual Investors Fund

For the year ended April 30, 2024, class-specific expenses under the agreements were as follows (dollars in thousands):

Share class	Distribution services	Transfer agent services		Administrative services		529 plan services
Class A	$185,546	$47,269		$22,818		Not applicable
Class C	13,269	823		399		Not applicable
Class T	—	—	*	—	*	Not applicable
Class F-1	5,159	2,474		627		Not applicable
Class F-2	Not applicable	32,149		8,958		Not applicable
Class F-3	Not applicable	101		2,677		Not applicable
Class 529-A	6,988	1,738		918		$1,781
Class 529-C	783	46		24		46
Class 529-E	503	31		30		59
Class 529-T	—	—	*	—	*	—	*
Class 529-F-1	—	—	*	—	*	—	*
Class 529-F-2	Not applicable	137		106		207
Class 529-F-3	Not applicable	—	*	—	*	—	*
Class R-1	607	56		18		Not applicable
Class R-2	5,307	2,411		212		Not applicable
Class R-2E	612	205		30		Not applicable
Class R-3	7,863	2,329		472		Not applicable
Class R-4	6,208	2,464		747		Not applicable
Class R-5E	Not applicable	813		162		Not applicable
Class R-5	Not applicable	340		197		Not applicable
Class R-6	Not applicable	410		10,554		Not applicable
Total class-specific expenses	$232,845	$93,796		$48,949		$2,093

*	Amount less than one thousand.

Board members’ deferred compensation — Board members who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Board members’ compensation of $4,961,000 in the fund’s statement of operations reflects $1,323,000 in current fees (either paid in cash or deferred) and a net increase of $3,638,000 in the value of the deferred amounts.

Affiliated officers and trustees — Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from the fund.

Investment in CCF — The fund holds shares of CCF, an institutional prime money market fund managed by CRMC. CCF invests in high-quality, short-term money market instruments. CCF is used as the primary investment vehicle for the fund’s short-term instruments. CCF shares are only available for purchase by CRMC, its affiliates, and other funds managed by CRMC or its affiliates, and are not available to the public. CRMC does not receive an investment advisory services fee from CCF.

Security transactions with related funds — The fund purchased investment securities from, and sold investment securities to, other funds managed by CRMC (or funds managed by certain affiliates of CRMC) under procedures adopted by the fund’s board of trustees. The funds involved in such transactions are considered related by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers. Each transaction was executed at the current market price of the security and no brokerage commissions or fees were paid in accordance with Rule 17a-7 of the 1940 Act. During the year ended April 30, 2024, the fund engaged in such purchase and sale transactions with related funds in the amounts of $1,647,000,000 and $1,537,381,000, respectively, which generated $535,717,000 of net realized gains from such sales.

Interfund lending — Pursuant to an exemptive order issued by the SEC, the fund, along with other CRMC-managed funds (or funds managed by certain affiliates of CRMC), may participate in an interfund lending program. The program provides an alternate credit facility that permits the funds to lend or borrow cash for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. The fund did not lend or borrow cash through the interfund lending program at any time during the year ended April 30, 2024.

Washington Mutual Investors Fund	21

8. Indemnifications

The fund’s organizational documents provide board members and officers with indemnification against certain liabilities or expenses in connection with the performance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund’s maximum exposure under these arrangements is unknown since it is dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote. Insurance policies are also available to the fund’s board members and officers.

9. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

	Sales*		Reinvestments of distributions			Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares		Amount	Shares	Amount	Shares

Year ended April 30, 2024

Class A	$3,665,274	65,121	$4,615,092	83,465		$(8,129,220)	(144,910)	$151,146	3,676
Class C	166,846	3,016	73,874	1,363		(370,783)	(6,706)	(130,063)	(2,327)
Class T	—	—	—	—		—	—	—	—
Class F-1	109,754	1,966	129,064	2,349		(441,124)	(7,978)	(202,306)	(3,663)
Class F-2	4,986,562	88,863	1,863,182	33,718		(5,937,917)	(106,023)	911,827	16,558
Class F-3	1,766,211	31,453	568,662	10,280		(1,772,662)	(31,582)	562,211	10,151
Class 529-A	273,594	4,879	189,283	3,435		(497,288)	(8,905)	(34,411)	(591)
Class 529-C	16,189	291	4,386	80		(35,263)	(636)	(14,688)	(265)
Class 529-E	7,418	134	6,062	111		(18,767)	(340)	(5,287)	(95)
Class 529-T	—	—	1	—	†	—	—	1	— †
Class 529-F-1	—	—	1	—	†	—	—	1	— †
Class 529-F-2	66,907	1,190	22,603	408		(63,302)	(1,130)	26,208	468
Class 529-F-3	130	2	1	—	†	—	—	131	2
Class R-1	6,394	116	3,376	62		(15,302)	(280)	(5,532)	(102)
Class R-2	116,286	2,122	39,336	728		(175,588)	(3,195)	(19,966)	(345)
Class R-2E	19,210	343	5,866	107		(23,814)	(428)	1,262	22
Class R-3	213,728	3,855	93,480	1,712		(353,972)	(6,392)	(46,764)	(825)
Class R-4	204,112	3,638	155,574	2,837		(583,273)	(10,490)	(223,587)	(4,015)
Class R-5E	98,373	1,745	34,515	625		(225,601)	(3,841)	(92,713)	(1,471)
Class R-5	59,677	1,059	42,729	775		(203,281)	(3,655)	(100,875)	(1,821)
Class R-6	3,122,527	55,403	2,271,459	41,030		(4,615,918)	(82,803)	778,068	13,630
Total net increase (decrease)	$14,899,192	265,196	$10,118,546	183,085		$(23,463,075)	(419,294)	$1,554,663	28,987

Refer to the end of the table for footnotes.

22	Washington Mutual Investors Fund

	Sales*		Reinvestments of distributions			Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares		Amount	Shares	Amount	Shares

Year ended April 30, 2023

Class A	$4,445,252	84,759	$4,258,792	83,427		$(7,054,231)	(134,989)	$1,649,813	33,197
Class C	189,695	3,676	74,662	1,486		(340,309)	(6,600)	(75,952)	(1,438)
Class T	—	—	—	—		—	—	—	—
Class F-1	163,330	3,128	127,795	2,516		(330,274)	(6,355)	(39,149)	(711)
Class F-2	4,596,158	87,822	1,704,447	33,439		(6,007,050)	(114,970)	293,555	6,291
Class F-3	1,932,686	36,955	492,755	9,662		(1,819,841)	(34,753)	605,600	11,864
Class 529-A	299,740	5,737	175,670	3,451		(397,969)	(7,606)	77,441	1,582
Class 529-C	21,783	419	4,650	92		(33,361)	(640)	(6,928)	(129)
Class 529-E	8,520	163	5,876	116		(15,200)	(292)	(804)	(13)
Class 529-T	—	—	1	—	†	—	—	1	— †
Class 529-F-1	—	—	1	—	†	—	—	1	— †
Class 529-F-2	63,049	1,210	19,284	378		(47,742)	(915)	34,591	673
Class 529-F-3	—	—	1	—	†	—	—	1	— †
Class R-1	6,828	132	3,470	69		(14,671)	(284)	(4,373)	(83)
Class R-2	120,571	2,349	37,037	739		(155,750)	(3,047)	1,858	41
Class R-2E	20,646	399	5,398	105		(20,529)	(396)	5,515	108
Class R-3	221,449	4,284	91,393	1,810		(401,466)	(7,771)	(88,624)	(1,677)
Class R-4	234,079	4,501	157,801	3,112		(555,164)	(10,698)	(163,284)	(3,085)
Class R-5E	126,190	2,414	28,564	561		(116,344)	(2,194)	38,410	781
Class R-5	126,303	2,408	48,022	942		(280,448)	(5,365)	(106,123)	(2,015)
Class R-6	2,965,005	56,887	2,039,215	39,942		(3,656,731)	(69,827)	1,347,489	27,002
Total net increase (decrease)	$15,541,284	297,243	$9,274,834	181,847		$(21,247,080)	(406,702)	$3,569,038	72,388

*	Includes exchanges between share classes of the fund.
†	Amount less than one thousand.

10. Investment transactions

The fund engaged in purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $49,081,413,000 and $55,957,650,000, respectively, during the year ended April 30, 2024.

Washington Mutual Investors Fund	23

Financial highlights

		Income (loss) from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2,3]	Net assets, end of year (in millions)		Ratio of expenses to average net assets before reimburse- ments[4]		Ratio of expenses to average net assets after reimburse- ments[3,4]		Ratio of net income (loss) to average net assets[3]
Class A:
4/30/2024	$53.38	$.95	$9.02	$9.97	$(.96)	$(2.55)	$(3.51)	$59.84	19.36%	$80,801		.57%		.57%		1.69%
4/30/2023	55.52	1.00	.15	1.15	(1.02)	(2.27)	(3.29)	53.38	2.45	71,892		.57		.57		1.91
4/30/2022	56.35	.92	1.91	2.83	(.85)	(2.81)	(3.66)	55.52	4.98	72,922		.57		.57		1.59
4/30/2021	41.94	.83	15.12	15.95	(.87)	(.67)	(1.54)	56.35	38.63	71,469		.58		.58		1.73
4/30/2020	46.68	.88	(2.36)	(1.48)	(.88)	(2.38)	(3.26)	41.94	(3.63)	54,235		.58		.58		1.93
Class C:
4/30/2024	52.48	.52	8.84	9.36	(.54)	(2.55)	(3.09)	58.75	18.43	1,340		1.32		1.32		.94
4/30/2023	54.62	.60	.15	.75	(.62)	(2.27)	(2.89)	52.48	1.71	1,319		1.32		1.32		1.16
4/30/2022	55.48	.48	1.89	2.37	(.42)	(2.81)	(3.23)	54.62	4.20	1,452		1.32		1.32		.84
4/30/2021	41.33	.47	14.87	15.34	(.52)	(.67)	(1.19)	55.48	37.56	1,509		1.33		1.33		.99
4/30/2020	46.01	.54	(2.31)	(1.77)	(.53)	(2.38)	(2.91)	41.33	(4.33)	1,497		1.33		1.33		1.19
Class T:
4/30/2024	53.38	1.09	9.00	10.09	(1.10)	(2.55)	(3.65)	59.82	19.62 [5]	—	[6]	.32	[5]	.32	[5]	1.94	[5]
4/30/2023	55.51	1.14	.15	1.29	(1.15)	(2.27)	(3.42)	53.38	2.75 [5]	—	[6]	.30	[5]	.30	[5]	2.17	[5]
4/30/2022	56.34	1.06	1.92	2.98	(1.00)	(2.81)	(3.81)	55.51	5.25 [5]	—	[6]	.32	[5]	.32	[5]	1.84	[5]
4/30/2021	41.93	.95	15.12	16.07	(.99)	(.67)	(1.66)	56.34	38.96 [5]	—	[6]	.33	[5]	.33	[5]	1.98	[5]
4/30/2020	46.68	1.00	(2.38)	(1.38)	(.99)	(2.38)	(3.37)	41.93	(3.39)[5]	—	[6]	.34	[5]	.34	[5]	2.18	[5]
Class F-1:
4/30/2024	53.12	.91	8.97	9.88	(.92)	(2.55)	(3.47)	59.53	19.28	2,126		.63		.63		1.64
4/30/2023	55.26	.97	.15	1.12	(.99)	(2.27)	(3.26)	53.12	2.40	2,092		.63		.63		1.85
4/30/2022	56.10	.88	1.90	2.78	(.81)	(2.81)	(3.62)	55.26	4.91	2,216		.63		.63		1.52
4/30/2021	41.76	.80	15.05	15.85	(.84)	(.67)	(1.51)	56.10	38.53	2,422		.64		.64		1.68
4/30/2020	46.49	.85	(2.35)	(1.50)	(.85)	(2.38)	(3.23)	41.76	(3.68)	2,529		.64		.64		1.88
Class F-2:
4/30/2024	53.32	1.06	9.00	10.06	(1.07)	(2.55)	(3.62)	59.76	19.57	32,142		.37		.37		1.89
4/30/2023	55.46	1.10	.15	1.25	(1.12)	(2.27)	(3.39)	53.32	2.67	27,795		.37		.37		2.10
4/30/2022	56.29	1.03	1.92	2.95	(.97)	(2.81)	(3.78)	55.46	5.18	28,561		.37		.37		1.78
4/30/2021	41.89	.93	15.11	16.04	(.97)	(.67)	(1.64)	56.29	38.91	26,849		.37		.37		1.93
4/30/2020	46.64	.97	(2.37)	(1.40)	(.97)	(2.38)	(3.35)	41.89	(3.44)	18,175		.39		.39		2.13
Class F-3:
4/30/2024	53.35	1.12	9.01	10.13	(1.13)	(2.55)	(3.68)	59.80	19.71	9,767		.26		.26		2.00
4/30/2023	55.49	1.16	.15	1.31	(1.18)	(2.27)	(3.45)	53.35	2.77	8,172		.26		.26		2.21
4/30/2022	56.32	1.09	1.92	3.01	(1.03)	(2.81)	(3.84)	55.49	5.30	7,842		.26		.26		1.89
4/30/2021	41.91	.99	15.10	16.09	(1.01)	(.67)	(1.68)	56.32	39.07	6,969		.27		.27		2.03
4/30/2020	46.66	1.02	(2.37)	(1.35)	(1.02)	(2.38)	(3.40)	41.91	(3.33)	4,154		.27		.27		2.24
Class 529-A:
4/30/2024	53.22	.93	8.98	9.91	(.94)	(2.55)	(3.49)	59.64	19.29	3,240		.61		.61		1.66
4/30/2023	55.36	.98	.15	1.13	(1.00)	(2.27)	(3.27)	53.22	2.42	2,923		.61		.61		1.87
4/30/2022	56.20	.89	1.91	2.80	(.83)	(2.81)	(3.64)	55.36	4.94	2,952		.60		.60		1.55
4/30/2021	41.83	.81	15.08	15.89	(.85)	(.67)	(1.52)	56.20	38.58	2,887		.62		.62		1.69
4/30/2020	46.56	.86	(2.35)	(1.49)	(.86)	(2.38)	(3.24)	41.83	(3.66)	2,142		.63		.63		1.89

Refer to the end of the table for footnotes.

24	Washington Mutual Investors Fund

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2,3]		Net assets, end of year (in millions)		Ratio of expenses to average net assets before reimburse- ments[4]		Ratio of expenses to average net assets after reimburse- ments[3,4]		Ratio of net income (loss) to average net assets[3]
Class 529-C:
4/30/2024	$52.87	$.50	$8.90	$9.40	$(.50)	$(2.55)	$(3.05)	$59.22	18.37%		$77		1.37%		1.37%		.90%
4/30/2023	54.99	.57	.16	.73	(.58)	(2.27)	(2.85)	52.87	1.64		83		1.38		1.38		1.10
4/30/2022	55.84	.45	1.90	2.35	(.39)	(2.81)	(3.20)	54.99	4.14		93		1.36		1.36		.79
4/30/2021	41.56	.48	14.96	15.44	(.49)	(.67)	(1.16)	55.84	37.57		109		1.35		1.35		1.02
4/30/2020	46.25	.53	(2.33)	(1.80)	(.51)	(2.38)	(2.89)	41.56	(4.38)		216		1.36		1.36		1.16
Class 529-E:
4/30/2024	52.82	.78	8.91	9.69	(.80)	(2.55)	(3.35)	59.16	19.01		105		.85		.85		1.41
4/30/2023	54.96	.84	.16	1.00	(.87)	(2.27)	(3.14)	52.82	2.17		98		.85		.85		1.62
4/30/2022	55.82	.75	1.89	2.64	(.69)	(2.81)	(3.50)	54.96	4.69		103		.85		.85		1.31
4/30/2021	41.56	.70	14.98	15.68	(.75)	(.67)	(1.42)	55.82	38.27		107		.85		.85		1.47
4/30/2020	46.27	.75	(2.33)	(1.58)	(.75)	(2.38)	(3.13)	41.56	(3.89)		88		.86		.86		1.66
Class 529-T:
4/30/2024	53.38	1.06	9.01	10.07	(1.07)	(2.55)	(3.62)	59.83	19.56	[5]	—	[6]	.37	[5]	.37	[5]	1.88	[5]
4/30/2023	55.51	1.11	.16	1.27	(1.13)	(2.27)	(3.40)	53.38	2.69	[5]	—	[6]	.36	[5]	.36	[5]	2.11	[5]
4/30/2022	56.34	1.03	1.91	2.94	(.96)	(2.81)	(3.77)	55.51	5.18	[5]	—	[6]	.38	[5]	.38	[5]	1.77	[5]
4/30/2021	41.93	.93	15.11	16.04	(.96)	(.67)	(1.63)	56.34	38.90	[5]	—	[6]	.38	[5]	.38	[5]	1.92	[5]
4/30/2020	46.68	.97	(2.37)	(1.40)	(.97)	(2.38)	(3.35)	41.93	(3.44)[5]		—	[6]	.38	[5]	.38	[5]	2.14	[5]
Class 529-F-1:
4/30/2024	53.02	1.02	8.94	9.96	(1.03)	(2.55)	(3.58)	59.40	19.49	[5]	—	[6]	.43	[5]	.43	[5]	1.83	[5]
4/30/2023	55.17	1.06	.15	1.21	(1.09)	(2.27)	(3.36)	53.02	2.59	[5]	—	[6]	.44	[5]	.44	[5]	2.03	[5]
4/30/2022	56.01	.99	1.90	2.89	(.92)	(2.81)	(3.73)	55.17	5.13	[5]	—	[6]	.43	[5]	.43	[5]	1.72	[5]
4/30/2021	41.70	.84	15.10	15.94	(.96)	(.67)	(1.63)	56.01	38.87	[5]	—	[6]	.40	[5]	.40	[5]	1.88	[5]
4/30/2020	46.44	.96	(2.35)	(1.39)	(.97)	(2.38)	(3.35)	41.70	(3.45)		192		.40		.40		2.12
Class 529-F-2:
4/30/2024	53.38	1.07	9.01	10.08	(1.08)	(2.55)	(3.63)	59.83	19.59		395		.36		.36		1.90
4/30/2023	55.52	1.11	.15	1.26	(1.13)	(2.27)	(3.40)	53.38	2.71		327		.34		.34		2.13
4/30/2022	56.34	1.04	1.92	2.96	(.97)	(2.81)	(3.78)	55.52	5.19		303		.36		.36		1.79
4/30/2021[7,8]	44.47	.50	12.55	13.05	(.51)	(.67)	(1.18)	56.34	29.66	[9]	269		.38	[10]	.38	[10]	1.95	[10]
Class 529-F-3:
4/30/2024	53.37	.95	9.15	10.10	(1.10)	(2.55)	(3.65)	59.82	19.63		—	[6]	.32		.32		1.66
4/30/2023	55.51	1.13	.15	1.28	(1.15)	(2.27)	(3.42)	53.37	2.72		—	[6]	.32		.32		2.15
4/30/2022	56.34	1.06	1.92	2.98	(1.00)	(2.81)	(3.81)	55.51	5.25		—	[6]	.32		.32		1.84
4/30/2021[7,8]	44.47	.51	12.55	13.06	(.52)	(.67)	(1.19)	56.34	29.69	[9]	—	[6]	.43	[10]	.32	[10]	2.01	[10]
Class R-1:
4/30/2024	52.66	.51	8.87	9.38	(.53)	(2.55)	(3.08)	58.96	18.40		63		1.35		1.35		.91
4/30/2023	54.79	.59	.16	.75	(.61)	(2.27)	(2.88)	52.66	1.68		61		1.34		1.34		1.14
4/30/2022	55.64	.46	1.90	2.36	(.40)	(2.81)	(3.21)	54.79	4.18		68		1.35		1.35		.80
4/30/2021	41.45	.46	14.92	15.38	(.52)	(.67)	(1.19)	55.64	37.53		75		1.35		1.35		.96
4/30/2020	46.13	.52	(2.31)	(1.79)	(.51)	(2.38)	(2.89)	41.45	(4.37)		67		1.37		1.37		1.15

Refer to the end of the table for footnotes.

Washington Mutual Investors Fund	25

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2,3]	Net assets, end of year (in millions)	Ratio of expenses to average net assets before reimburse- ments[4]	Ratio of expenses to average net assets after reimburse- ments[3,4]	Ratio of net income (loss) to average net assets[3]
Class R-2:
4/30/2024	$52.36	$.50	$8.82	$9.32	$(.53)	$(2.55)	$(3.08)	$58.60	18.40%	$736	1.35%	1.35%	.91%
4/30/2023	54.51	.58	.15	.73	(.61)	(2.27)	(2.88)	52.36	1.67	675	1.36	1.36	1.12
4/30/2022	55.38	.45	1.89	2.34	(.40)	(2.81)	(3.21)	54.51	4.15	701	1.35	1.35	.80
4/30/2021	41.26	.45	14.85	15.30	(.51)	(.67)	(1.18)	55.38	37.54	739	1.37	1.37	.94
4/30/2020	45.94	.52	(2.31)	(1.79)	(.51)	(2.38)	(2.89)	41.26	(4.37)	611	1.37	1.37	1.15
Class R-2E:
4/30/2024	53.06	.67	8.95	9.62	(.69)	(2.55)	(3.24)	59.44	18.74	110	1.06	1.06	1.20
4/30/2023	55.19	.74	.16	.90	(.76)	(2.27)	(3.03)	53.06	1.97	98	1.06	1.06	1.41
4/30/2022	56.03	.63	1.90	2.53	(.56)	(2.81)	(3.37)	55.19	4.47	95	1.06	1.06	1.09
4/30/2021	41.72	.59	15.03	15.62	(.64)	(.67)	(1.31)	56.03	37.92	98	1.08	1.08	1.24
4/30/2020	46.43	.66	(2.34)	(1.68)	(.65)	(2.38)	(3.03)	41.72	(4.09)	92	1.07	1.07	1.45
Class R-3:
4/30/2024	52.79	.75	8.90	9.65	(.77)	(2.55)	(3.32)	59.12	18.93	1,642	.91	.91	1.35
4/30/2023	54.93	.81	.15	.96	(.83)	(2.27)	(3.10)	52.79	2.11	1,510	.91	.91	1.56
4/30/2022	55.78	.71	1.90	2.61	(.65)	(2.81)	(3.46)	54.93	4.64	1,663	.91	.91	1.24
4/30/2021	41.54	.66	14.96	15.62	(.71)	(.67)	(1.38)	55.78	38.13	1,904	.92	.92	1.39
4/30/2020	46.24	.72	(2.32)	(1.60)	(.72)	(2.38)	(3.10)	41.54	(3.94)	1,604	.92	.92	1.60
Class R-4:
4/30/2024	53.01	.92	8.95	9.87	(.94)	(2.55)	(3.49)	59.39	19.29	2,526	.61	.61	1.66
4/30/2023	55.15	.97	.15	1.12	(.99)	(2.27)	(3.26)	53.01	2.42	2,468	.61	.61	1.87
4/30/2022	55.99	.89	1.90	2.79	(.82)	(2.81)	(3.63)	55.15	4.94	2,738	.61	.61	1.54
4/30/2021	41.68	.81	15.02	15.83	(.85)	(.67)	(1.52)	55.99	38.57	3,322	.62	.62	1.69
4/30/2020	46.41	.86	(2.35)	(1.49)	(.86)	(2.38)	(3.24)	41.68	(3.67)	2,874	.62	.62	1.90
Class R-5E:
4/30/2024	53.27	1.04	8.99	10.03	(1.05)	(2.55)	(3.60)	59.70	19.52	482	.41	.41	1.86
4/30/2023	55.41	1.08	.15	1.23	(1.10)	(2.27)	(3.37)	53.27	2.61	508	.41	.41	2.06
4/30/2022	56.25	1.00	1.91	2.91	(.94)	(2.81)	(3.75)	55.41	5.14	485	.41	.41	1.74
4/30/2021	41.86	.92	15.09	16.01	(.95)	(.67)	(1.62)	56.25	38.88	536	.41	.41	1.89
4/30/2020	46.61	.95	(2.35)	(1.40)	(.97)	(2.38)	(3.35)	41.86	(3.45)	292	.41	.41	2.11
Class R-5:
4/30/2024	53.36	1.09	9.00	10.09	(1.10)	(2.55)	(3.65)	59.80	19.62	648	.31	.31	1.95
4/30/2023	55.49	1.14	.15	1.29	(1.15)	(2.27)	(3.42)	53.36	2.73	676	.31	.31	2.17
4/30/2022	56.32	1.06	1.92	2.98	(1.00)	(2.81)	(3.81)	55.49	5.25	815	.31	.31	1.84
4/30/2021	41.91	.96	15.11	16.07	(.99)	(.67)	(1.66)	56.32	39.00	1,005	.32	.32	2.00
4/30/2020	46.66	1.01	(2.38)	(1.37)	(1.00)	(2.38)	(3.38)	41.91	(3.38)	996	.32	.32	2.20
Class R-6:
4/30/2024	53.41	1.12	9.02	10.14	(1.13)	(2.55)	(3.68)	59.87	19.70	37,736	.26	.26	2.00
4/30/2023	55.55	1.16	.15	1.31	(1.18)	(2.27)	(3.45)	53.41	2.76	32,937	.26	.26	2.21
4/30/2022	56.38	1.09	1.92	3.01	(1.03)	(2.81)	(3.84)	55.55	5.30	32,755	.26	.26	1.89
4/30/2021	41.96	.99	15.12	16.11	(1.02)	(.67)	(1.69)	56.38	39.04	32,128	.27	.27	2.04
4/30/2020	46.71	1.03	(2.37)	(1.34)	(1.03)	(2.38)	(3.41)	41.96	(3.32)	23,486	.27	.27	2.25

	Year ended April 30,
	2024	2023	2022	2021	2020
Portfolio turnover rate for all share classes[11]	31%	30%	19%	24%	30%

Refer to the end of the table for footnotes.

26	Washington Mutual Investors Fund

Financial highlights (continued)

[1]	Based on average shares outstanding.
[2]	Total returns exclude any applicable sales charges, including contingent deferred sales charges.
[3]	This column reflects the impact, if any, of certain reimbursements from CRMC. During one of the years shown, CRMC reimbursed a portion of transfer agent services fees for Class 529-F-3 shares.
[4]	Ratios do not include expenses of any Central Funds. The fund indirectly bears its proportionate share of the expenses of any Central Funds.
[5]	All or a significant portion of assets in this class consisted of seed capital invested by CRMC and/or its affiliates. Fees for distribution services are not charged or accrued on these seed capital assets. If such fees were paid by the fund on seed capital assets, fund expenses would have been higher and net income and total return would have been lower.
[6]	Amount less than $1 million.
[7]	Based on operations for a period that is less than a full year.
[8]	Class 529-F-2 and 529-F-3 shares began investment operations on October 30, 2020.
[9]	Not annualized.
[10]	Annualized.
[11]	Rates do not include the fund’s portfolio activity with respect to any Central Funds.

Refer to the notes to financial statements.

Washington Mutual Investors Fund	27

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Washington Mutual Investors Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of Washington Mutual Investors Fund (the “Fund”) as of April 30, 2024, the related statement of operations for the year ended April 30, 2024, the statements of changes in net assets for each of the two years in the period ended April 30, 2024, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of April 30, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended April 30, 2024, and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2024, by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Los Angeles, California
June 7, 2024

We have served as the auditor of one or more investment companies in The Capital Group group of investment companies since 1934.

28	Washington Mutual Investors Fund

Expense example	unaudited

As a fund shareholder, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (November 1, 2023, through April 30, 2024).

Actual expenses:

The first line of each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

Retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2, F-3, 529-F-1, 529-F-2 and 529-F-3 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table on the following page are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Washington Mutual Investors Fund	29

Expense example (continued)

	Beginning account value 11/1/2023	Ending account value 4/30/2024	Expenses paid during period*	Annualized expense ratio
Class A – actual return	$1,000.00	$1,183.28	$3.09	.57%
Class A – assumed 5% return	1,000.00	1,022.03	2.87	.57
Class C – actual return	1,000.00	1,178.70	7.15	1.32
Class C – assumed 5% return	1,000.00	1,018.30	6.62	1.32
Class T – actual return	1,000.00	1,184.50	1.74	.32
Class T – assumed 5% return	1,000.00	1,023.27	1.61	.32
Class F-1 – actual return	1,000.00	1,182.92	3.37	.62
Class F-1 – assumed 5% return	1,000.00	1,021.78	3.12	.62
Class F-2 – actual return	1,000.00	1,184.26	2.01	.37
Class F-2 – assumed 5% return	1,000.00	1,023.02	1.86	.37
Class F-3 – actual return	1,000.00	1,185.00	1.41	.26
Class F-3 – assumed 5% return	1,000.00	1,023.57	1.31	.26
Class 529-A – actual return	1,000.00	1,182.84	3.26	.60
Class 529-A – assumed 5% return	1,000.00	1,021.88	3.02	.60
Class 529-C – actual return	1,000.00	1,178.36	7.37	1.36
Class 529-C – assumed 5% return	1,000.00	1,018.10	6.82	1.36
Class 529-E – actual return	1,000.00	1,181.37	4.61	.85
Class 529-E – assumed 5% return	1,000.00	1,020.64	4.27	.85
Class 529-T – actual return	1,000.00	1,184.45	2.01	.37
Class 529-T – assumed 5% return	1,000.00	1,023.02	1.86	.37
Class 529-F-1 – actual return	1,000.00	1,183.84	2.33	.43
Class 529-F-1 – assumed 5% return	1,000.00	1,022.73	2.16	.43
Class 529-F-2 – actual return	1,000.00	1,184.28	1.96	.36
Class 529-F-2 – assumed 5% return	1,000.00	1,023.07	1.81	.36
Class 529-F-3 – actual return	1,000.00	1,184.56	1.74	.32
Class 529-F-3 – assumed 5% return	1,000.00	1,023.27	1.61	.32
Class R-1 – actual return	1,000.00	1,178.43	7.31	1.35
Class R-1 – assumed 5% return	1,000.00	1,018.15	6.77	1.35
Class R-2 – actual return	1,000.00	1,178.39	7.37	1.36
Class R-2 – assumed 5% return	1,000.00	1,018.10	6.82	1.36
Class R-2E – actual return	1,000.00	1,180.06	5.75	1.06
Class R-2E – assumed 5% return	1,000.00	1,019.59	5.32	1.06
Class R-3 – actual return	1,000.00	1,181.10	4.93	.91
Class R-3 – assumed 5% return	1,000.00	1,020.34	4.57	.91
Class R-4 – actual return	1,000.00	1,182.81	3.31	.61
Class R-4 – assumed 5% return	1,000.00	1,021.83	3.07	.61
Class R-5E – actual return	1,000.00	1,183.97	2.23	.41
Class R-5E – assumed 5% return	1,000.00	1,022.82	2.06	.41
Class R-5 – actual return	1,000.00	1,184.64	1.68	.31
Class R-5 – assumed 5% return	1,000.00	1,023.32	1.56	.31
Class R-6 – actual return	1,000.00	1,185.01	1.41	.26
Class R-6 – assumed 5% return	1,000.00	1,023.57	1.31	.26

*	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 366 (to reflect the one-half year period).

30	Washington Mutual Investors Fund

Tax information	unaudited

We are required to advise you of the federal tax status of certain distributions received by shareholders during the fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended April 30, 2024:

Long-term capital gains	$7,667,065,000
Qualified dividend income	100%
Corporate dividends received deduction	100%
U.S. government income that may be exempt from state taxation	$92,927,000

Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in January 2025, to determine the calendar year amounts to be included on their 2024 tax returns. Shareholders should consult their tax advisors.

Washington Mutual Investors Fund	31

Liquidity Risk Management Program	unaudited

The fund has adopted a liquidity risk management program (the “program”). The fund’s board has designated Capital Research and Management Company (“CRMC”) as the administrator of the program. Personnel of CRMC or its affiliates conduct the day-to-day operation of the program pursuant to policies and procedures administered by the Capital Group Liquidity Risk Management Committee.

Under the program, CRMC manages the fund’s liquidity risk, which is the risk that the fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the fund. This risk is managed by monitoring the degree of liquidity of the fund’s investments, limiting the amount of the fund’s illiquid investments, and utilizing various risk management tools and facilities available to the fund for meeting shareholder redemptions, among other means. CRMC’s process of determining the degree of liquidity of the fund’s investments is supported by one or more third-party liquidity assessment vendors.

The fund’s board reviewed a report prepared by CRMC regarding the operation and effectiveness of the program for the period October 1, 2022, through September 30, 2023. No significant liquidity events impacting the fund were noted in the report. In addition, CRMC provided its assessment that the program had been effective in managing the fund’s liquidity risk.

32	Washington Mutual Investors Fund

Approval of Investment Advisory and Service Agreement

The fund’s board has approved the continuation of the fund’s Investment Advisory and Service Agreement (the “agreement”) with Capital Research and Management Company (“CRMC”) for an additional one-year term through January 31, 2025. The board approved the agreement following the recommendation of the fund’s Contracts Committee (the “committee”), which is composed of all the fund’s independent board members. The board and the committee determined in the exercise of their business judgment that the fund’s advisory fee structure was fair and reasonable in relation to the services provided, and that approving the agreement was in the best interests of the fund and its shareholders.

In reaching this decision, the board and the committee took into account their interactions with CRMC and information furnished to them throughout the year and otherwise provided to them, as well as information prepared specifically in connection with their review of the agreement, and they were advised by their independent counsel with respect to the matters considered. They considered the following factors, among others, but did not identify any single issue or particular piece of information that, in isolation, was the controlling factor, and each board and committee member did not necessarily attribute the same weight to each factor.

1. Nature, extent and quality of services

The board and the committee considered the depth and quality of CRMC’s investment management process, including its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of CRMC and the Capital Group organization; the resources and systems CRMC devotes to investment management (the manner in which the fund’s assets are managed, including liquidity management), financial, investment operations, compliance, trading, proxy voting, shareholder communications, and other services; and the ongoing evolution of CRMC’s organizational structure designed to maintain and strengthen these qualities. The board and the committee also considered the nature, extent and quality of administrative and shareholder services provided by CRMC to the fund under the agreement and other agreements, as well as the benefits to fund shareholders from investing in a fund that is part of a large family of funds. The board and the committee considered the risks assumed by CRMC in providing services to the fund, including operational, business, financial, reputational, regulatory and litigation risks. The board and the committee concluded that the nature, extent and quality of the services provided by CRMC have benefited and should continue to benefit the fund and its shareholders.

2. Investment results

The board and the committee considered the investment results of the fund in light of its objective. They compared the fund’s investment results with those of other funds (including funds that currently form the basis of the Lipper index for the category in which the fund is included) and data such as relevant market and fund indexes over various periods (including the fund’s lifetime) through June 30, 2023. On the basis of this evaluation and the board’s and the committee’s ongoing review of investment results, and considering the relative market conditions during certain reporting periods, the board and the committee concluded that the fund’s investment results have been satisfactory for renewal of the agreement, and that CRMC’s record in managing the fund indicated that its continued management should benefit the fund and its shareholders.

3. Advisory fees and total expenses

The board and the committee compared the advisory fees and total expense levels of the fund to those of other relevant funds. They observed that the fund’s advisory fees and expenses generally compared favorably to those of other similar funds included in the comparable Lipper category. The board and the committee also considered the breakpoint discounts in the fund’s advisory fee structure that reduce the level of fees charged by CRMC to the fund as fund assets increase. In addition, they reviewed information regarding the effective advisory fees charged to non-mutual fund clients by CRMC and its affiliates. They noted that, to the extent there were differences between the advisory fees paid by the fund and the advisory fees paid by those clients, the differences appropriately reflected the investment, operational, regulatory and market differences between advising the fund and the other clients. The board and the committee concluded that the fund’s cost structure was fair and reasonable in relation to the services provided, as well as in relation to the risks assumed by the adviser in sponsoring and managing the fund, and that the fund’s shareholders receive reasonable value in return for the advisory fees and other amounts paid to CRMC by the fund.

Washington Mutual Investors Fund	33

Approval of Investment Advisory and Service Agreement (continued)

4. Ancillary benefits

The board and the committee considered a variety of other benefits that CRMC and its affiliates receive as a result of CRMC’s relationship with the fund and other American Funds, including fees for administrative services provided to certain share classes; fees paid to CRMC’s affiliated transfer agent; sales charges and distribution fees received and retained by the fund’s principal underwriter, an affiliate of CRMC; and possible ancillary benefits to CRMC and its institutional management affiliates in managing other investment vehicles. The board and the committee reviewed CRMC’s portfolio trading practices, noting that CRMC bears the cost of third-party research. The board and committee also noted that CRMC benefited from the use of commissions from portfolio transactions made on behalf of the fund to facilitate payment to certain broker-dealers for research to comply with regulatory requirements applicable to these firms, with all such amounts reimbursed by CRMC. The board and the committee took these ancillary benefits into account in evaluating the reasonableness of the advisory fees and other amounts paid to CRMC by the fund.

5. Adviser financial information

The board and the committee reviewed information regarding CRMC’s costs of providing services to the American Funds, including personnel, systems and resources of investment, compliance, trading, accounting and other administrative operations. They considered CRMC’s costs and related cost allocation methodology, as well as its track record of investing in technology, infrastructure and staff to maintain and expand services and capabilities, respond to industry and regulatory developments, and attract and retain qualified personnel. They noted information regarding the compensation structure for CRMC’s investment professionals. They reviewed information on the profitability of the investment adviser and its affiliates. The board and the committee also compared CRMC’s profitability and compensation data to the reported results and data of a number of large, publicly held investment management companies. The board and the committee noted the competitiveness and cyclicality of both the mutual fund industry and the capital markets, and the importance in that environment of CRMC’s long-term profitability for maintaining its independence, company culture and management continuity. They further considered the breakpoint discounts in the fund’s advisory fee structure and CRMC’s sharing of potential economies of scale, or efficiencies, through breakpoints and other fee reductions and costs voluntarily absorbed. The board and the committee concluded that the fund’s advisory fee structure reflected a reasonable sharing of benefits between CRMC and the fund’s shareholders.

34	Washington Mutual Investors Fund

Board of trustees and other officers

Independent trustees1

Name and year of birth	Year first elected a trustee of the fund[2]	Principal occupation(s) during past five years	Number of portfolios in fund complex overseen by trustee[3]	Other directorships[4] held by trustee
Gina F. Adams, 1958	2019	Senior Vice President, Government and Regulatory Affairs, FedEx Corporation (transportation/logistics company)	5	Entergy Corporation
Charles E. Andrews, 1952	2013	Business advisor and corporate board member; former Board Member and Advisor, MorganFranklin Consulting (business consulting and technology solutions)	1	Marriott Vacations Worldwide Corporation; NVR, Inc.; Trustar Bank
Michael C. Camuñez, 1969	2022	President and CEO, Monarch Global Strategies LLC	5	Edison International/Southern California Edison
Nariman Farvardin, 1956 Chair of the Board (Independent and Non-Executive)	2007	President, Stevens Institute of Technology	100	None
Mary Davis Holt, 1950	2010	Principal, Mary Davis Holt Enterprises, LLC (leadership development consulting); former COO, Time Life Inc. (1993 – 2003)	96	None
Josette Sheeran, 1954	2022	Strategic Advisor to the CEO, Canoo Inc.; Trustee and former Executive Chair, The McCain Institute; former Professor of Practice, Arizona State University; President Emeritus and former CEO, Asia Society; former United Nations Special Envoy for Haiti	8	None
Margaret Spellings, 1957	2015	President and CEO, Bipartisan Policy Center; former President and CEO, Texas 2036; former President, Margaret Spellings & Company (public policy and strategic consulting); former President, The University of North Carolina	100	None

Interested trustees5,6

Name, year of birth and position with fund	Year first elected a trustee or officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund	Number of portfolios in fund complex overseen by trustee[3]	Other directorships[4] held by trustee
Alan N. Berro, 1960 Co-President	2012	Partner — Capital World Investors, Capital Research and Management Company; Partner — Capital World Investors, Capital Bank and Trust Company[7]; Director, The Capital Group Companies, Inc.[7]	1	None
Eric H. Stern, 1964 Co-President	2014	Partner — Capital International Investors, Capital Research and Management Company; Partner — Capital International Investors, Capital Bank and Trust Company[7]	1	None

The fund’s statement of additional information includes further details about fund trustees and is available without charge upon request by calling American Funds Service Company at (800) 421-4225 or by visiting the Capital Group website at capitalgroup.com. The address for all trustees and officers of the fund is 6455 Irvine Center Drive, Irvine, CA 92618, Attention: Secretary.

Refer to page 36 for footnotes.

Washington Mutual Investors Fund	35

Other officers6

Name, year of birth and position with fund	Year first elected an officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund
Michael W. Stockton, 1967 Principal Executive Officer and Executive Vice President	1995	Senior Vice President — Legal and Compliance Group, Capital Research and Management Company
Aline Avzaradel, 1978 Senior Vice President	2024	Partner — Capital International Investors, Capital Research and Management Company; Director, Capital Research and Management Company
Mark L. Casey, 1970 Senior Vice President	2019	Partner — Capital International Investors, Capital Research and Management Company;
Partner — Capital International Investors, Capital Bank and Trust Company[7];
		Chairman of the Board, President and Director, Capital Management Services, Inc.[7]
Irfan M. Furniturewala, 1971 Senior Vice President	2020	Partner — Capital International Investors, Capital Research and Management Company; Director, Capital Strategy Research, Inc.[7]
Emme Kozloff, 1962 Senior Vice President	2022	Partner — Capital World Investors, Capital Research and Management Company
Jin Lee, 1969 Senior Vice President	2019	Partner — Capital World Investors, Capital Research and Management Company
Diana Wagner, 1973 Senior Vice President	2015	Partner — Capital World Investors, Capital Research and Management Company; Director, The Capital Group Companies, Inc.[7]
Alan J. Wilson, 1961 Senior Vice President	2019	Partner — Capital World Investors, Capital Research and Management Company; Director, Capital Research and Management Company
Jennifer L. Butler, 1966 Vice President	2005	Assistant Vice President — Legal and Compliance Group, Capital Research and Management Company
Donald H. Rolfe, 1972 Vice President	2013	Senior Vice President and Senior Counsel — Legal and Compliance Group, Capital Research and Management Company; Secretary, Capital Research and Management Company
Courtney R. Taylor, 1975 Secretary	2023	Assistant Vice President — Legal and Compliance Group, Capital Research and Management Company
Hong T. Le, 1978 Treasurer	2023	Vice President — Investment Operations, Capital Research and Management Company
Jane Y. Chung, 1974 Assistant Secretary	2023	Associate — Legal and Compliance Group, Capital Research and Management Company
Sandra Chuon, 1972 Assistant Treasurer	2019	Vice President — Investment Operations, Capital Research and Management Company
Brian C. Janssen, 1972 Assistant Treasurer	2016	Senior Vice President — Investment Operations, Capital Research and Management Company

[1]	The term independent trustee refers to a trustee who is not an “interested person” of the fund within the meaning of the Investment Company Act of 1940.
[2]	Trustees and officers of the fund serve until their resignation, removal or retirement.
[3]	Funds managed by Capital Research and Management Company or its affiliates.
[4]	This includes all directorships/trusteeships (other than those in the American Funds or other funds managed by Capital Research and Management Company or its affiliates) that are held by each trustee as a trustee or director of a public company or a registered investment company.
[5]	The term interested trustee refers to a trustee who is an “interested person” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).
[6]	All of the trustees and/or officers listed, with the exception of Emme Kozloff, are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.
[7]	Company affiliated with Capital Research and Management Company.

36	Washington Mutual Investors Fund

Office of the fund

6455 Irvine Center Drive
Irvine, CA 92618-4518

Investment adviser

Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

Transfer agent for shareholder accounts

American Funds Service Company
(Write to the address nearest you.)

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Custodian of assets

JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

Counsel

Dechert LLP

650 Town Center Drive, Suite 700
Costa Mesa, CA 92626-7122

Independent registered public accounting firm

PricewaterhouseCoopers LLP
601 South Figueroa Street
Los Angeles, CA 90017-3874

Principal underwriter

American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or refer to the Capital Group website at capitalgroup.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on our website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on our website.

Washington Mutual Investors Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form NPORT-P. The list of portfolio holdings is available free of charge on the SEC website and on our website.

This report is for the information of shareholders of Washington Mutual Investors Fund, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after June 30, 2024, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

The S&P 500 Index (“Index”) is a product of S&P Dow Jones Indices LLC and/or its affiliates and has been licensed for use by Capital Group. Copyright © 2024 S&P Dow Jones Indices LLC, a division of S&P Global, and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part are prohibited without written permission of S&P Dow Jones Indices LLC.

On or around July 1, 2024, American Funds Distributors, Inc. will be renamed Capital Client Group, Inc.

The Capital Advantage®

Since 1931, Capital Group, home of American Funds, has helped investors pursue long-term investment success. Our consistent approach — in combination with The Capital SystemTM — has resulted in superior outcomes.

Aligned with investor success
We base our decisions on a long-term perspective, which we believe aligns our goals with the interests of our clients. Our portfolio managers average 28 years of investment industry experience, including 22 years at our company, reflecting a career commitment to our long-term approach.[1]

The Capital System
The Capital System combines individual accountability with teamwork. Funds using The Capital System are divided into portions that are managed independently by investment professionals with diverse backgrounds, ages and investment approaches. An extensive global research effort is the backbone of our system.

American Funds’ superior outcomes
Equity-focused funds have beaten their Lipper peer indexes in 84% of 10-year periods and 97% of 20-year periods.[2] Relative to their peers, our fixed income funds have helped investors achieve better diversification through attention to correlation between bonds and equities.[3] Fund management fees have been among the lowest in the industry.[4]

[1]	Investment industry experience as of December 31, 2023.
[2]	Based on Class F-2 share results for rolling monthly 10- and 20-year periods starting with the first 10- or 20-year period after each mutual fund’s inception through December 31, 2023. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date (except Capital Income Builder and SMALLCAP World Fund, for which the Lipper average was used). Expenses differ for each share class, so results will vary. Past results are not predictive of results in future periods.
[3]	Based on Class F-2 share results as of December 31, 2023. Thirteen of the 18 fixed income American Funds that have been in existence for the three-year period showed a three-year correlation lower than their respective Morningstar peer group averages. S&P 500 Index was used as an equity market proxy. Correlation based on monthly total returns. Correlation is a statistical measure of how a security and an index move in relation to each other. A correlation ranges from -1 to 1. A positive correlation close to 1 implies that as one moved, either up or down, the other moved in “lockstep,” in the same direction. A negative correlation close to -1 indicates the two have moved in the opposite direction.
[4]	On average, our mutual fund management fees were in the lowest quintile 55% of the time, based on the 20-year period ended December 31, 2023, versus comparable Lipper categories, excluding funds of funds.

Class F-2 shares were first offered on August 1, 2008. Class F-2 share results prior to the date of first sale are hypothetical based on the results of the original share class of the fund without a sales charge, adjusted for typical estimated expenses. Results for certain funds with an inception date after August 1, 2008, also include hypothetical returns because those funds’ Class F-2 shares sold after the funds’ date of first offering. Refer to capitalgroup.com for more information on specific expense adjustments and the actual dates of first sale.

Capital Group manages equity assets through three investment groups. These groups make investment and proxy voting decisions independently. Fixed income investment professionals provide fixed income research and investment management across the Capital organization; however, for securities with equity characteristics, they act solely on behalf of one of the three equity investment groups.

All Capital Group trademarks mentioned are owned by The Capital Group Companies, Inc., an affiliated company or fund. All other company and product names mentioned are the property of their respective companies.

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge at capitalgroup.com.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that Charles E. Andrews, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such. Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

		WMIF

Registrant:
a) Audit Fees:
Audit	2023	111,000
	2024	137,000

b) Audit-Related Fees:
	2023	None
	2024	None

c) Tax Fees:
	2023	9,000
	2024	None
The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns.

d) All Other Fees:
	2023	None
	2024	None

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):
a) Audit Fees:
Not Applicable

b) Audit-Related Fees:
	2023	None
	2024	None
The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 18 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
	2023	None
	2024	None
The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
	2023	None
	2024	None
The other fees consist of subscription services related to an accounting research tool.

All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were $9,000 for fiscal year 2023 and $0 for fiscal year 2024. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

i) Not applicable.

j) Not applicable.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

Not applicable, insofar as the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)

There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s semi-annual period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 13 – Exhibits

(a)(1)	Code of Ethics – See Item 2

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

WASHINGTON MUTUAL INVESTORS FUND

By __/s/ Michael W. Stockton________________
Michael W. Stockton, Executive Vice President and Principal Executive Officer

Date: June 28, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By _ /s/ Michael W. Stockton_____________
Michael W. Stockton, Executive Vice President and Principal Executive Officer

Date: June 28, 2024

By ___/s/ Hong T. Le__________________
Hong T. Le, Treasurer and Principal Financial Officer

Date: June 28, 2024